UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

McAfee Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39651	84-2467341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, San Jose, CA		95002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 622-3911

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	MCFE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2021, McAfee Corp. (the “Corporation”) issued a press release announcing its financial results for the quarter and fiscal year ended December 26, 2020. On February 23, 2021, the Corporation also made a presentation to investors summarizing its financial results for the quarter and fiscal year ended December 26, 2020. Copies of the press release and presentation are being furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 23, 2021, the Corporation announced a workforce reduction and other restructuring activities designed to reduce costs and continue to improve operating margins in connection with the reorientation of the Enterprise business and realignment of staffing in other departments. The Corporation expects to complete these activities in the first half of fiscal 2021. The Corporation recognized $16 million in restructuring expenses during the fourth quarter of fiscal 2020 in connection with the workforce reduction and other restructuring activities, consisting primarily of one-time termination benefits to the impacted employees, including severance payments and healthcare and other accrued benefits. The Corporation expects to recognize additional restructuring expenses ranging between $30 million and $35 million in the first half of fiscal 2021. The Corporation expects substantially all of the costs associated with these activities to result in cash expenditures.

The Corporation may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the workforce reduction. If the Corporation subsequently determines that it will incur additional significant costs, it will amend this Current Report to disclose such information.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1*	Press Release dated February 23, 2021
99.2*	Presentation dated February 23, 2021

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McAfee Corp.

Date: February 23, 2021	By:	/s/ Venkat Bhamidipati
Venkat Bhamidipati
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

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